111 N Canal St

Chicago, Illinois 60606

USA

+1 312 517 5000

gogoair.com

Exhibit 10.1.39

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Mr. Mark Silk

ThinKom Solutions, Inc.

4881 West 145th Street

Hawthorne, CA 90250

September 1, 2016

Dear Mr. Silk,

Pursuant to our recent discussions, this letter serves to capture the agreements reached with respect to the various items covered herein. Terms used herein that are not defined shall have the meaning attributed to them in the Amended and Restated PDMA.

[***]

[***]. ThinKom targets to implement the foregoing improvements for all 2Ku antennas shipped after [***].

ThinKom has provided Gogo a written roadmap for potential cost and/or weight reduction options. The roadmap includes: (i) estimates for the NRE cost to implement each such option, (ii) the potential benefits associated with each option, and (iii) recurring costs associated with each opportunity. Gogo and ThinKom will work in good faith to evaluate the specific costs and options identified on the roadmap. Should the parties agree to implement some of ThinKom’s proposed options, the parties will execute a written agreement for such work.

Advanced Payments.

Section 6(ii) of Exhibit A to the Amended and Restated PDMA is amended to replace [***] with [***].

Time & Materials.

For development work related to Gogo initiated changes to the 2Ku, [***].

If you agree with the terms set forth above, please sign in the space provided below and return an executed copy of the letter to my attention.

Very Truly Yours
Gogo LLC

By:	/s/ Sean Cordone
October 6, 2016

Agreed to and accepted:
ThinKom Solutions, Inc.

By:	/s/ Mark J. Silk